                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          June 22, 1998
                                                 -------------------------------


                                GT BICYCLES, INC.
                                -----------------
               (Exact name of Registrant as specified in charter)


           Delaware                       0-26742                04-3210830
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(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)



2001 East Dyer Road, Santa Ana, California                          92705
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 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code          (714) 481-7100
                                                   -----------------------------


                                 Not Applicable
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        (Former name or former address, if changed, since last report.)

Item 5.      Other Events.

      On June 22, 1998, GT Bicycles, Inc., a Delaware corporation (the "Registrant") agreed to be acquired by Schwinn Holdings Corporation, a Delaware corporation ("Schwinn"), pursuant to the terms and conditions of an Agreement and Plan of Merger, dated as of June 22, 1998 (the "Merger Agreement"), by and among the Registrant, Schwinn and SPK Acquisition Corporation, a wholly-owned subsidiary of Schwinn ("SPK"). A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and by this reference incorporated herein.

      Pursuant to the Merger Agreement, SPK will be merged with and into the Registrant (the "Merger"), and the Registrant will be the surviving corporation in the Merger. As a result of the Merger, each outstanding share of Common Stock, par value $.001, of the Registrant will be converted into the right to receive $8.00 in cash without interest, less any required withholding of taxes.

      Completion of the Merger is subject to the satisfaction of certain conditions, including obtaining approval of the stockholders of the Registrant and certain regulatory approvals.

      In connection with the execution of the Merger Agreement, certain stockholders of the Registrant (who in the aggregate are the holders of record of 2,230,081 shares of Registrant's Common Stock, representing approximately 22% of the issued and outstanding shares) executed a Stockholders Agreement with Schwinn and the Registrant. Pursuant to the Stockholders Agreement, a copy of which is attached hereto as Exhibit 99.1 and by this reference incorporated herein, such stockholders have agreed to vote their shares of Registrant's Common Stock in favor of the proposed Merger and the adoption of the Merger Agreement.

Item 7.      Financial Statements and Exhibits.

      (c)    Exhibits.


Exhibit
Number
------
  2.1    Agreement and Plan of Merger, dated as of June 22, 1998, by and among the
         Registrant, Schwinn and SPK. *

 99.1 Form of Stockholders Agreement by and among Schwinn, the Registrant and certain stockholders of the Registrant.

 99.2    Press Release of the Registrant dated June 22, 1998.

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*   Disclosure Schedules omitted. The Registrant shall furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   GT BICYCLES, INC.



Dated: June 23, 1998                           By: /s/ Michael C. Haynes
                                                   ----------------------------
                                                   Michael C. Haynes,
                                                   President, Chief Executive
                                                   Officer and Director

                                INDEX TO EXHIBITS



Exhibit                                                            Sequentially
Number                                                             Numbered Page
------                                                             -------------
  2.1    Agreement and Plan of Merger dated as of June 22, 1998,
         by and among the Registrant, Schwinn and SPK.

 99.1 Form of Stockholders Agreement by and among Schwinn, the Registrant and certain stockholders of the Registrant.

 99.2    Press Release of the Registrant dated June 22, 1998.